Exhibit 10.3

EXECUTION COPY

PURCHASE AND EXCHANGE AGREEMENT

This Purchase and Exchange Agreement (the “Agreement”) is entered into as of the 10th day of June, 2015, by and among Chart Acquisition Corp., a Delaware corporation (“Chart”), Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“PubCo”), and Chart Financing Sub Inc., a Delaware corporation and a wholly owned subsidiary of Chart (the “Company”, and together with Chart, Tempus and PubCo, the “Merger Parties”), and TAS Financing Sub Inc., a Delaware corporation and wholly owned subsidiary of Tempus (“Purchaser” and, together with the Merger Parties, the “Parties”), with reference to the following facts:

A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. On or prior to the date hereof, the Company has authorized a new series of Series A Non-Voting Preferred Stock of the Company, $0.0001 par value per share, the terms of which are set forth in the certificate of designations for such Series A Non-Voting Preferred Stock of the Company (the “Company Series A Certificate of Designations”) in the form attached hereto as Exhibit A (together with any non-voting preferred shares issued in replacement thereof in accordance with the terms thereof, the “Company A Preferred Stock”).

C. Purchaser wishes to purchase, and the Company wishes to sell (the “Share Purchase”), immediately prior to the Closing Time (as defined below) (the “Purchase Closing Time”) upon the terms stated in this Agreement, 1,050,000 shares of Company A Preferred Stock (the “Company Preferred A Shares”) for an aggregate purchase price of $10,500,000.

D. On or prior to the date hereof, the Parties and certain other parties have amended that certain Agreement and Plan of Merger (as the Agreement and Plan of Merger is so amended, the “Merger Agreement”), pursuant to which, among other things, the Parties shall consummate the Mergers (as defined in the Merger Agreement, also referred to herein as the “Business Combination”). In connection with the Merger Agreement, PubCo has prepared and filed with the SEC a Registration Statement on Form S-4 (333-201424) (as amended or supplemented, the “Registration Statement”).

E. On or prior to the date hereof, the Parties are entering into Purchase and Exchange Agreements (the “New Investor Exchange Agreements”) with certain new outside investors named therein (the “New Investors”), pursuant to which immediately prior to the Closing Time and simultaneously with the consummation of the transactions contemplated by this Agreement, Purchaser will issue an aggregate of 1,050,000 shares of Purchaser’s Series A Non-Voting Preferred Stock, par value $0.0001 per share (the “Purchaser Preferred Stock”), at a purchase price of $10.00 per share, for an aggregate purchase price of $10,500,000.

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F. On or prior to the date hereof, Chart, PubCo and the Company are entering into Purchase and Exchange Agreements (the “Affiliate Investor Exchange Agreements”) with certain investors affiliated with Chart or Tempus named therein (the “Affiliate Investors”), pursuant to which immediately prior to the Closing Time, the Company will issue an aggregate of 550,000 shares of the Company’s Series B Non-Voting Preferred Stock, par value $0.0001 per share (the “Company B Preferred Stock”), at a purchase price of $10.00 per share, for an aggregate purchase price of $5,500,000.

G. Pursuant to the Merger Agreement and the Registration Statement, upon consummation of the Business Combination (the time and date of the closing of the Business Combination, the “Closing Time”), Purchaser will merge with and into Tempus and Tempus will become a wholly-owned subsidiary of PubCo, and accordingly, the Company A Preferred Stock will be cancelled and extinguished without any conversion thereof or payment therefor.

H. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.            Purchase of Company Preferred A Shares.

(a)            General. Upon the terms and subject to the conditions set forth herein, subject to the satisfaction or waiver of all of the conditions set forth in Section 1(b) of this Agreement, at the Purchase Closing Time, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Company Preferred A Shares.

(b)            Conditions to Share Purchase. The obligation of Purchaser to consummate the Share Purchase at the Purchase Closing Time is subject to the satisfaction, on or before the Purchase Closing Time, of each of the following conditions, provided, that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)            The Company shall have duly executed and filed the Company Series A Certificate of Designations with the Secretary of State of Delaware.

(ii)            The representations and warranties of each of the Merger Parties (x) that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects and (y) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the date when made (or cured prior to the Purchase Closing Time) and as of the Purchase Closing Time as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and each Merger Party shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Merger Party at or prior to the Purchase Closing Time.

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(iii)            The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the Share Purchase.

(iv)            Each of the Merger Parties shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the consummation of the Business Combination.

(v)            No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby or pursuant to the Merger Agreement or the Registration Statement.

(vi)            The consummation of the transactions contemplated by the New Investor Exchange Agreements shall have occurred immediately prior or simultaneously with the consummation of the transactions contemplated by this Agreement, so that Purchaser has the funds to pay the purchase price for the Company Preferred A Shares.

(c)            Delivery. At the Purchase Closing Time (x) Purchaser shall pay the Purchase Price to the Company and (y) the Company shall credit Purchaser with the Company Preferred A Shares on its books and records. The parties agree that the Company Preferred A Shares shall be issued by the Company in book form and without the issuance of stock certificates.

(d)            Termination of this Agreement. Notwithstanding anything to the contrary herein, if any of the New Investor Exchange Agreements are terminated in accordance with their terms, any party to this Agreement may terminate this Agreement by providing written notice thereof to the other parties. Upon any such termination of this Agreement, the obligations of Purchaser and the Company to consummate the Share Purchase shall cease and be of no further force and effect.

2.            Business Combination. At the Closing Time, in accordance with the terms of the Merger Agreement, since Purchaser is merging with and into Tempus and Tempus will become a wholly-owned subsidiary of Tempus, the Company Preferred A Shares shall be cancelled and extinguished in the Parent Merger without any conversion thereof or payment therefor. The parties hereto shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Business Combination.

3.            Redemption. The Parties hereby agree that in the event that the Share Purchase is consummated under this Agreement, but the Business Combination is not consummated within five (5) Business Days thereafter, unless otherwise agreed by Purchaser, at the end of such five (5) Business Day period, the Company Preferred A Shares will be automatically redeemed by the Company in exchange for an aggregate amount in cash equal to the Purchase Price of $10,500,000.

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4.            Representations, Warranties and Covenants of the Company.

(I)           The Company represents and warrants to Purchaser, as of the date hereof, as of the Purchase Closing Time and as of the Closing Time, that:

(a)            Organization and Qualification. The Company and each of its subsidiaries (if any) (each, a “Company Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except, with respect to the Company Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company and each Company Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)            Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by this Agreement, the Merger Agreement, the New Investor Exchange Agreements, the Affiliate Investor Exchange Agreements, the Company Series A Certificate of Designations, the Registration Statement, the certificate of designations for the Company B Preferred Stock and the Investor Warrants (as defined in the New Investor Exchange Agreements) (collectively, the “Exchange Documents”) and to issue the Company Preferred A Shares in accordance with the terms hereof and thereof. The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Company Preferred A Shares, have been duly authorized by board of directors of the Company and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 4(c)(ii) attached hereto, no further filing, consent, or authorization is required by the Company or of its board of directors or its stockholders. This Agreement and the other Exchange Documents to which it is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)            No Conflict; Required Filings and Consents.

(i)            The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Company Preferred A Shares) will not (A) result in a violation of the certificate of incorporation or bylaws of the Company, the terms of any equity instrument of the Company or any of the Company Subsidiaries or any of the organizational documents of the Company or any of the Company Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of the Company Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of the Company Subsidiaries is bound or affected.

(ii)            Except as required under applicable securities or “Blue Sky” laws of the states of the United States, and as described on Schedule 4(c)(ii), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which the Company is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and the Company and the Company Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(d)            Issuance of Company Preferred A Shares. The issuance of the Company Preferred A Shares is duly authorized and upon issuance in accordance with the terms of the Exchange Documents and the certificate of incorporation and bylaws of the Company shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.

(e)            Indebtedness. Neither the Company nor any Company Subsidiary has any outstanding indebtedness or any liens on its assets (other than liens for taxes and other governmental charges and assessments that are not yet due and payable and other liens that are imposed by law).

(II)           The Company covenants that, prior to the Closing Time, it shall not: (x) form any subsidiaries, conduct any business or issue any securities, other than as specifically contemplated in the Exchange Documents as in effect, or in the form in effect, on the date hereof; or (y) incur any indebtedness.

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5.            Representations and Warranties of Tempus. Tempus represents and warrants to Purchaser, as of the date hereof, as of the Purchase Closing Time and as of the Closing Time, that:

(a)            Organization and Qualification. Tempus and each subsidiary of Tempus (each, a “Tempus Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate or limited liability company (as applicable) power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Tempus nor any Tempus Subsidiary is in violation of any of the provisions of its respective operating agreement, certificate of formation, certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the Tempus Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Tempus and each Tempus Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)            Authorization and Binding Obligation. Tempus has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by Exchange Documents. The execution and delivery of the Exchange Documents by Tempus and the consummation by Tempus of the transactions contemplated hereby and thereby, have been duly authorized by the sole manager of Tempus and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 5(c)(ii) attached hereto, no further, consent, or authorization is required by Tempus or of its managers or its members. This Agreement and the other Exchange Documents have been duly executed and delivered by Tempus and constitute the legal, valid and binding obligations of Tempus enforceable against Tempus in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)            No Conflict; Required Filings and Consents.

(i)            The execution, delivery and performance of the Exchange Documents by Tempus and the consummation by Tempus of the transactions contemplated hereby and thereby will not (A) result in a violation of the operating agreement or certificate of formation of Tempus, the terms of any share capital of Tempus or any of the Tempus Subsidiaries or any of the organizational documents of Tempus or any of the Tempus Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Tempus or any of the Tempus Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations) applicable to Tempus or any of the Tempus Subsidiaries or by which any property or asset of Tempus or any of the Tempus Subsidiaries is bound or affected.

(ii)            Except as required under applicable securities or “Blue Sky” laws of the states of the United States, and as described on Schedule 5(c)(ii), neither Tempus nor any of the Tempus Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which Tempus is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and Tempus and the Tempus Subsidiaries are unaware of any facts or circumstances that might prevent Tempus from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

6.            Representations and Warranties of Chart. Chart represents and warrants to Purchaser, as of the date hereof, as of the Purchase Closing Time and as of the Closing Time, that:

(a)            Organization and Qualification. Chart and each subsidiary of Chart (each, a “Chart Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Chart nor any Chart Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the Chart Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Chart and each Chart Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(b)            Authorization and Binding Obligation. Chart has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by Exchange Documents. The execution and delivery of the Exchange Documents by Chart and the consummation by Chart of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Chart and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 6(c)(ii) attached hereto, no further, consent, or authorization is required by Chart or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by Chart and constitute the legal, valid and binding obligations of Chart enforceable against Chart in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)            No Conflict; Required Filings and Consents.

(i)            Subject to the approval by Chart’s shareholders of the Business Combination (and the other matters subject to Chart shareholder approval in the Registration Statement) and the extension of the deadline by which Chart must consummate the Business Combination, and subject to the filing by PubCo of the PubCo Amended Charter and the PubCo Certificate of Designations, the execution, delivery and performance of the Exchange Documents by Chart and the consummation by Chart of the transactions contemplated hereby and thereby will not (A) result in a violation of the Certificate of Incorporation, the terms of any share capital of Chart or any of the Chart Subsidiaries, the Bylaws or any of the organizational documents of Chart or any of the Chart Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Chart or any of the Chart Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations, and the rules and regulations of the OTCQB (the “Principal Market”) applicable to Chart or any of the Chart Subsidiaries or by which any property or asset of Chart or any of the Chart Subsidiaries is bound or affected.

(ii)            Except for the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, as required under applicable securities or “Blue Sky” laws of the states of the United States, and as otherwise described on Schedule 6(c)(ii), neither Chart nor any of the Chart Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which Chart is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and Chart and the Chart Subsidiaries are unaware of any facts or circumstances that might prevent Chart from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

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7.            Representations and Warranties of PubCo. PubCo represents and warrants to Purchaser, as of the date hereof, as of the Purchase Closing Time and as of the Closing Time, that:

(a)            Organization and Qualification. PubCo and each of its subsidiaries (each, a “PubCo Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither PubCo nor any PubCo Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the PubCo Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. PubCo and each PubCo Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)            Authorization and Binding Obligation. PubCo has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by the Exchange Documents. The execution and delivery of the Exchange Documents by PubCo and the consummation by PubCo of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of PubCo and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States, (ii) such consents described on Schedule 7(c)(ii) attached hereto, and (iii) the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, no further filing, consent, or authorization is required by PubCo or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by PubCo and constitute the legal, valid and binding obligations of PubCo enforceable against PubCo in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)            No Conflict; Required Filings and Consents.

(i)            Subject to the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, the execution, delivery and performance of the Exchange Documents by PubCo and the consummation by PubCo of the transactions contemplated hereby and thereby will not (A) result in a violation of the Certificate of Incorporation, the terms of any share capital of PubCo or any of the PubCo Subsidiaries, the Bylaws or any of the organizational documents of PubCo or any of the PubCo Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which PubCo or any of the PubCo Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations, and the rules and regulations of the Principal Market contemplated pursuant to the Merger Agreement to be applicable to PubCo or any of the PubCo Subsidiaries or by which any property or asset of PubCo or any of the PubCo Subsidiaries is bound or affected.

(ii)            Except for the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, as required under applicable securities or “Blue Sky” laws of the states of the United States, and as otherwise described on Schedule 7(c)(ii), neither PubCo nor any of the PubCo Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which PubCo is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and PubCo and the PubCo Subsidiaries are unaware of any facts or circumstances that might prevent PubCo from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

8.            [RESERVED]

9.            Representations and Warranties of Purchaser. Purchaser represents and warrants to the Merger Parties as of the date hereof, as of the Purchase Closing Time and as of the Closing Time, as follows:

(a)            Organization and Authority. Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other Exchange Documents to which it is a party. The execution and delivery by Purchaser of this Agreement and each of the other Exchange Documents to which it is a party and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by Purchaser’s board of directors or other governing body. Each of this Agreement and the other Exchange Documents to which Purchaser is a party have been duly executed and delivered by Investor and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Investor in accordance with its terms.

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(b)            Reliance on Exemptions. Purchaser understands that the Company Preferred A Shares are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Merger Parties are relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Company Preferred A Shares. Purchaser understands that the Company Preferred A Shares being purchased hereunder have not been registered under the 1933 Act, nor qualified under any foreign or state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of such Investor contained herein. Purchaser is acquiring the Company Preferred A Shares purchased hereunder for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Company Preferred A Shares, in each case in violation of the 1933 Act. Purchaser has not agreed to give any Person any interest or right in the Company Preferred A Shares.

(c)            Validity; Enforcement. This Agreement and the other Exchange Documents to which Purchaser is a party have been duly and validly authorized, executed and delivered on behalf of Purchaser and shall constitute the legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d)            No Conflicts. The execution, delivery and performance by Purchaser of this Agreement and the other Exchange Documents to which Purchaser is a party, and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations hereunder or under the other Exchange Documents to which Purchaser is a party.

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10.            [RESERVED]

11.            [RESERVED]

12.            Form D and Blue Sky. The Company shall make all filings and reports relating to the Share Purchase required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any, and comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the Share Purchase. Purchaser shall reasonably cooperate with the Company in connection with the foregoing and promptly provide any information reasonably requested by the Company in connection with any such filing or report.

13.            [RESERVED]

14.            [RESERVED]

15.            Dissenter’s or Appraisal Rights. Effective as of the Closing Time, Purchaser hereby waives any dissenter’s rights or appraisal rights that it might have following the consummation of the Business Combination in connection with the transactions contemplated by this Agreement, the Merger Agreement or any other agreement or instrument relating to either.

16.            Miscellaneous.

(a)            Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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(c)            Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d)            Entire Agreement; Amendments. This Agreement, together with the other Exchange Documents, supersedes all other prior oral or written agreements among the parties, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(e)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party and either receipt of notice is affirmatively confirmed or the sender follows up with another method of delivery provided hereunder within two (2) Business Days thereafter); or (c) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth on the signature page of such party hereto; provided, that (x) any notice to the Company shall also include a copy to Chart, and (y) any notice to any Merger Party will also include a copy to each of the following persons: (i) Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, Attn: Douglas S. Ellenoff, Esq. and Richard Baumann; Esq., Facsimile No.: (212) 370-7889; and (ii) Alston & Bird LLP, 101 S. Tryon St., Suite 4000, Charlotte, NC 28280-4000, Attn: Gary C. Ivey, Esq. and T. Scott Kummer, Esq., Facsimile: (704) 444-1690. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a) or (c) above, respectively.

(f)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. None of the parties shall assign this Agreement or any of their respective rights or obligations hereunder without the prior written consent of the other parties.

(g)            No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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(h)            Survival. The representations, warranties and covenants of the parties hereto shall not survive the Closing Time.

(i)            Further Assurances. Each party shall use its reasonable best efforts to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)            [RESERVED]

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(l)            Trust Fund Waiver. Reference is made to the final prospectus of Chart dated December 13, 2012 (File No. 333-177280) (the “Prospectus”) relating to Chart’s initial public offering (the “IPO”). Purchaser represents and warrants that Purchaser has read the Prospectus and understands that Chart has established the Trust Fund (as defined in the Merger Agreement) containing the proceeds of the IPO initially in the amount of at least Seventy-Five Million Dollars ($75,000,000) for the benefit of Chart’s public stockholders and certain other parties (including the underwriters of the IPO) and that Chart may disburse monies from the Trust Fund, including any proceeds therefrom, only as provided in the Prospectus. For and in consideration of Chart agreeing to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser agrees (for itself and on behalf of its affiliates and direct and indirect subsidiaries and equity holders, and its and their respective successors and assigns, and any other Indemnitee or other Person claiming by or through Purchaser) that, notwithstanding any provisions contained in this Agreement, Purchaser does not now have, and shall not at any time prior to the Closing Time have, any right, title, interest or claim of any kind in or to, or make any claim against, the Trust Fund or any asset contained therein (or any distribution therefrom occurring prior to the Closing Time in accordance with the terms of the Trust Agreements (as defined in the Merger Agreement)), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between Purchaser, on the one hand, and Chart or its subsidiaries, on the other hand, this Agreement, any other Exchange Document or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Purchaser (for itself and on behalf of its affiliates and direct and indirect subsidiaries and equity holders, and its and their respective successors and assigns, and any other Indemnitee or other Person claiming by or through Investor) hereby irrevocably waives any and all rights, titles, interests and claims of any kind that Purchaser may have, now or in the future (in each case, however, prior to the Closing Time), and shall not take any action or suit, make any claim or demand or seek recovery of any liability, indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or other recourse against, the Trust Fund (or any distribution therefrom occurring prior to the Closing Time in accordance with the terms of the Trust Agreements) for any reason whatsoever in respect thereof. Purchaser agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Chart and its affiliates to induce them to enter into this Agreement. Investor further intends and understands such waiver to be valid, binding and enforceable under applicable law. To the extent that Purchaser commences any action, litigation or other legal proceeding (a “Proceeding”) based upon, in connection with, relating to or arising out of any matter relating to Chart, which Proceeding seeks, in whole or in part, monetary relief against Chart, Purchaser hereby acknowledges and agrees Purchaser’s sole remedy shall be against funds held outside of the Trust Fund and that such claim shall not permit Purchaser (or any party claiming on Purchaser’s behalf or in lieu of Purchaser) to have any claim against the Trust Fund or any amounts contained therein (or any distribution therefrom occurring prior to the Closing in accordance with the terms of the Trust Agreements). In the event that Purchaser commences any Proceeding based upon, in connection with, relating to or arising out of any matter relating to Chart, which Proceeding seeks, in whole or in part, relief against the Trust Fund (or any distribution therefrom occurring prior to the Closing in accordance with the terms of the Trust Agreements) or Chart’s public stockholders, whether in the form of money damages or injunctive relief, Chart shall be entitled to recover from Purchaser the associated legal fees and costs in connection with any such Proceeding in the event Chart prevails in such action or Proceeding. For the avoidance of doubt, nothing in this Section 16(l) shall affect the right of Purchaser or its direct or indirect subsidiaries or equity holders, or its or their respective successors or assigns, or any other Indemnitee or other Person claiming by or through Purchaser, to redeem any issued and outstanding securities of Chart held by such Person in accordance with the Prospectus and Chart’s certificate of incorporation, as amended.

(m)            [RESERVED]

(n)            [RESERVED]

[Signature pages follow]

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IN WITNESS WHEREOF, Purchaser and the Merger Parties have executed this Agreement as of the date set forth on the first page of this Agreement.

INVESTOR:

TAS FINANCING SUB INC.

By:
Name: Benjamin Scott Terry
Title: President

Address for Notice:
133 Waller Mill Road
Williamsburg, VA 23185
Attn: Scott Terry and Jack Gulbin
Facsimile No: (757) 969-6168

[Signature Page to TAS Purchase and Exchange Agreement]

IN WITNESS WHEREOF, Purchaser and the Merger Parties have executed this Agreement as of the date set forth on the first page of this Agreement.

CHART:	TEMPUS:

CHART ACQUISITION CORP.	TEMPUS APPLIED SOLUTIONS, LLC

By:	By:
Name: Christopher D. Brady	Name: Benjamin Scott Terry
Title: President	Title: Manager

Address for Notice:	Address for Notice:
555 5th Avenue, 19th Floor	133 Waller Mill Road
New York, NY 10017	Williamsburg, VA 23185
Attn: Joseph Wright	Attn: Scott Terry and Jack Gulbin
Facsimile No: (212) 350-8299	Facsimile No.: (757) 969-6168

PUBCO:	CHART FINANCING SUB:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.	CHART FINANCING SUB INC.

By:	By:
Name: Christopher D. Brady	Name: Christopher D. Brady
Title: President	Title: President

Address for Notice:	Address for Notice:
555 5th Avenue, 19th Floor	555 5th Avenue, 19th Floor
New York, NY 10017	New York, NY 10017
Attn: Joseph Wright	Attn: Joseph Wright
Facsimile No: (212) 350-8299	Facsimile No: (212) 350-8299

[Signature Page to TAS Purchase and Exchange Agreement]